Exhibit 10.69

DEPARTMENT OF THE ARMY U.S. ARMY RESEARCH, DEVELOPMENT AND ENGINEERING COMMAND ACQUISITION CENTER
REPLY TO ATTENTION OF	RESEARCH TRIANGLE PARK DIVISION P.O. BOX 12211 RESEARCH TRIANGLE PARK, NORTH CAROLINA 27709-2211

[stamp:] 14 FEB 2009

AMSRD-ACC-R  70-1t

Subject: Contract No. W911NF-08-C-0044, P00002 (Proposal 54590-CH-CB1)

Bio Protection Systems Corporation

Attn: Mr. Carl Langren

2901 S. Loop Drive

Suite 3360

Ames, IA 50010-8646

Dear Mr. Langren:

Enclosed for your retention is a signed copy of the subject contract.

All correspondence pertaining to the scientific and technical aspects of the contract should be directed to the Government technical monitor specified in the contract.  Other correspondence should be directed to Mr. Leroy R. Hardy at (919) 549-4237 or by email @ leroy.r.hardy@us.army. mil.

Sincerely,

/s/Leroy R. Hardy Jr.
LEROY R. HARDY JR.
Contracting Officer

Enclosure

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	3
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)

P00002		12-Feb-2009	SEE SCHEDULE

6. ISSUED BY	CODE	W911NF	7. ADMINISTERED BY (If other than Item 6)	CODE
US ARMY RDECOM ACQ CTR — W911NF 4300 S. MIAMI BLVD DURHAM NC 27703			See Item 6

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, City, County, State and Zip Code)		9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)
BIOPROTECTION SYSTEMS CORPORATION
2901 S LOOP DR STE 3360	☒	10A. MOD. OF CONTRACT/ORDER NO.
AMES IA 50010-8646		W911NF-08-C-0044
	☒	10B. DATED (SEE ITEM 13)
05-May-2008

CODE 47EJ3	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐     The  above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning              copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.

THE ABOVE NUMBERED CONTACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF PAR. 43.103(B).

	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

	D.	OTHER (Specify type of modification and authority)
☒	FAR 52.243-1 Changes — Fixed Price

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number:                                  hardyl09955

SEE CONTINUATION PAGE

P-54590-CH-CBD

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
LEROY R. HARDY JR./CONTRACTING OFFICER
TEL: 919-549-4237 EMAIL: leroy.r.hardy@us.army.mil

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B.	UNITED STATES OF AMERICA	16C. DATE SIGNED

		BY /s/Leroy R. Hardy Jr.		12-Feb-2009
(Signature of person authorized to sign)		(Signature of Contracting Officer)

EXCEPTION TO SF 30	30-105-04	STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84		Prescribed by GSA
PAR (48 CFR) 53.243

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES
The purpose of this modification is to: (1) exercise contract line item number (CLIN) 0002 in accordance with the terms and conditions established in the above noted contract; and (2) fully fund CLIN 0002 in the amount of $29,995.00.  Therefore, the following changes are hereby incorporated:

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $29,995.00 from $69,990.00 to $99,985.00.

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 0002: The word “Option” is hereby deleted in its entirety and CLIN 0002 is exercised and fully funded as follows:

ITEM NO 0002	SUPPLIES/SERVICES	QUANTITY	UNIT Dollars, U.S.	UNIT PRICE	AMOUNT
	SCIENTIFIC RESEARCH SERVICES
	CPFF

Small Business Innovative Research (SBIR) proposal C081-105-0080, titled “Multiple Indication Adjuvants” sets forth the research to be completed under this contract line item number. The negotiated price of $29,995.00 shall be disbursed if the option period is exercised.

	Purchase Request Number: 54590CHCBD08141
	Project: 54590CHCBD
ACRN AB					$0.00
CIN: 54590CHCBD081410002

SubCLIN 0002AA is added as follows:

ITEM NO 0002AA	SUPPLIES/SERVICES	QUANTITY	UNIT Dollars, U.S.	UNIT PRICE $9,999.00	AMOUNT $9,999.00
	FIRST MONTHLY REPORT
	Firm Fixed Price
	Report due 30 days after the date specified in block 3 of the Standard Form 26.

	Purchase Request Number: 54590CHCBD08141-0002
	Project: 54590CHCBD
ACRN AB					$9,999.00
CIN: 54590CHCBD081410002AA

SubCLIN 0002AB is added as follows:

ITEM NO 0002AB	SUPPLIES/SERVICES	QUANTITY	UNIT Dollars, U.S.	UNIT PRICE $9,998.00	AMOUNT $9,998.00
	SECOND MONTHLY REPORT
	Firm Fixed Price
	Report due 60 days after the date specified in block 3 of the Standard Form 26.

	Purchase Request Number: 54590CHCBD08141-0002
	Project: 54590CHCBD
ACRN AB					$9,998.00
CIN: 54590CHCBD081410002AA

SubCLIN 0002AC is added as follows:

ITEM NO 0002AC	SUPPLIES/SERVICES	QUANTITY	UNIT Dollars, U.S.	UNIT PRICE $9,998.00	AMOUNT $9,998.00
	FINAL TECHNICAL REPORT
	Firm Fixed Price
	See Section F for final technical report submittal instructions.

	Purchase Request Number: 54590CHCBD08141-0002
	Project: 54590CHCBD
ACRN AB					$9,998.00
CIN: 54590CHCBD081410002AC

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule is added for CLIN 0002:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

SECTION F - DELIVERIES OR PERFORMANCE

The Delivery Schedule for CLIN 0002 is shown below:

DELIVERY DATE	SHIP TO ADDRESS	UIC
01 MAY 2009	TRANSPORTATION OFFICE - W36QYT PR PROP BK ACCT DURHAM PO BOX 12211 RESEARCH TRIANGLE PARK NC 27709-2211 FOB: Destination	W36QYT

SECTION G - CONTRACT ADMINISTRATION DATA

The accounting and appropriation data for CLIN 0002 is delineated below:

ACRN AB:	9780400260186N6N7C60605502BPM255YXR00008 PM54590CHSAPM8XSAPM018129
SubCLIN 0002AA	54590CHCBD081410002AA	$9,999.00
SubCLIN 0002AB	54590CHCBD081410002AB	$9,998.00
SubCLIN 0002AC	54590CHCBD081410002AC	$9,998.00
		$29,995.00

As a result of this modification, the total funded amount for this document was increased by $29,995.00 from $69,990.00 to $99,985.00.

Except as provided herein, all terms and conditions set forth in the above noted contract remains unchanged and in full force and effect.

(End of Summary of Changes)